                                                                    EXHIBIT 99.5

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 1 OF 10

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

                AT&T UNIPLAN SERVICE TERMS AND PRICING ATTACHMENT

CUSTOMER Name (Full Legal Name):            Easylink Services Corporation

Date of execution of Agreement:           /S/ GRF 18 July 05 (by CUSTOMER)
                                          ------------------

                                          /S/MA 21 July 05   (by AT&T)
                                           -----------------

================================================================================

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

        A. AT&T UNIPLAN SERVICE. AT&T UNIPLAN Service and Associated Optional AT&T 800 Services (AT&T Tariff F.C.C. Nos. 1, 2 and 14 as amended from time to time). (Associated Optional AT&T 800 Services are defined in AT&T Tariff F.C.C. No. 1, Section 6.19. 1.)

        B. ACCESS CONNECTIONS. AT&T Private Line Service (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of AT&T ACCUNET T1.5 Service Access Connections.

        C. AT&T LOCAL CHANNEL SERVICES. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of AT&T TERRESTRIAL 1.544 Mbps Local Channel Services.

2. TERM. The Term of this Attachment is 36 months. For each service provided under this Attachment, the Term begins on the first day of the first full billing month for the first service provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be staggered. For each service, however, the Term will begin within one month after the Term begins for the first service provided under this Attachment. Upon expiation of the Term, this Attachment will remain in effect on a month-to-month basis for 12 months. After 12 months all rates and charges will be subject to change by AT&T upon thirty days' notice.

3. MINIMUM REVENUE COMMITMENTS. There is no separate Minimum Revenue Commitment for Services provided under this Attachment. CUSTOMER's Minimum Revenue Commitment for Services purchased under this Agreement is set forth in the AT&T Network Connection Services Terms and Pricing Attachment to the Agreement.

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 2 OF 10

4. RATES AND CHARGES . The Rates and Charges for the Services provided under this Attachment are[*].

     A.   AT&T [*].

            1.  [*]:
                      [*]            [*]            [*]

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

          2.   [*]. [*].

          3.   [*]. [*]:
                      [*]                   [*]

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

          4.   [*]. [*]:
                      [*]                   [*]

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 3 OF 10

          5.   [*]:

                      [*]                   [*]

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

                      [*]                   [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 4 OF 10

                      [*]                   [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]                   [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 5 OF 10

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]                   [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 6 OF 10

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 7 OF 10

                      [*]                   [*]

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 8 OF 10

                      [*]                   [*]

                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]
                      [*]            [*]            [*]

          6.   [*]. [*].

    A.  [*].

    B.  AT&T [*].
           [*].
                                 [*]           [*]
                                 [*]           [*]
                                 [*]           [*]

    c.  [*]. [*].
                                 [*]           [*]
                                 [*]           [*]
                                 [*]           [*]

    D.  AT&T [*]
        A [*].

    E.  [*]
        [*]

6. MONITORING CONDITIONS. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any month of the Term, AT&T may assess a Non-compliance Charge. Unless otherwise provided, the Non-compliance Charge is [*].

          A.   [*].

          B.   [*].

AT&T UNIPLAN SERVICE TERMS AND PRICING                              PAGE 9 OF 10

          C.   [*].

7. [*]. The following [*] are the [*]that apply to the Services provided under this Attachment. [*].

          A.   [*]. [*].

               1.   [*]. [*].

               2.   [*]. [*]:

                          (a)  [*].

                          (b)  [*].

                          (c)  [*].

8. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment.

          A. DETARIFFING. If during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

          B. DEFINITIONS. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

9. TERMINATION. Either party may terminate this Attachment by notice to the other party. The termination will be effective at the end of the first billing month that begins on or after the date notice of termination is provided. If CUSTOMER continues to use any of the Services after the effective date of such termination, the rates, terms and conditions will be as provided in the applicable Tariffs. The Customer may discontinue this Attachment prior to the end of the Attachment Term, provided the Customer:
     (1) is current in payment to AT&T for its existing telecommunication services; and (2) replaces this Attachment with other domestic and/or international telecommunications Services (excluding Wireless or Broadband Service) provided by AT&T having: (i) an equal or greater new annual and/or monthly revenue commitment(s), and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. If the Customer is terminating more than one Attachment per this provision, the new MARC must be equal to or greater than the sum of all the MARCs in the Attachments that are being discontinued.

================================================================================

                               END OF ATTACHMENT